STRATEGIC ALLIANCE AGREEMENT

         THIS STRATEGIC ALLIANCE AGREEMENT (this "AGREEMENT") is entered into as of February 15, 2005 (hereinafter referred to as the effective date of the Agreement), by and between CRITICAL POINT, LLC, a North Carolina limited liability company (d/b/a Critical Point Group and hereinafter referred to as "CPG"), and THE RESOURCING SOLUTIONS GROUP, INC., ITS SUBSIDIARIES AND AFFILIATES, D/B/A ASMARAHR. CPG and AsmaraHR may each be referred to herein as a "Party" and may be referred to, collectively, as the "Parties".

                                   WITNESSETH
                                   ----------

         WHEREAS, AsmaraHR is in the business of providing Human Resource Outsourcing services and PEO services to its customers; and

         WHEREAS, AsmaraHR wishes to enhance and expand its existing business and to expand the products and services available to its customers; and

         WHEREAS, CPG is in the business of providing consulting and strategic planning services to its clients; and

         WHEREAS, AsmaraHR desires to retain CPG, and CPG wishes to provide the services as set forth in this Agreement; and

         WHEREAS, CPG wishes to be the recipient of outsource services by AsmaraHR that are inclusive of TPA services for employee benefit clients of AsmaraHR; and

         WHEREAS, AsmaraHR wishes to retain CPG for sales support through sales management and training of sales staff with regard to the medical physician industry

         NOW, THEREFORE, in consideration of the foregoing and of the mutual promises hereinafter expressed, the Parties hereto do mutually agree as follows:

                                   ARTICLE I
                                   OBJECTIVES
                                   ----------

         The following are AsmaraHR's primary objectives in retaining the services of CPG:

         1.1 To obtain a sales management strategy, and provide sales training with regard to employee benefit insurance products, and development of property and casualty insurance products, or other products that compliment the product and services offering.

         1.2 To have CPG provide lead sources through CPG's' contact database, sales lead development with regard to the physician private office sales vertical.

         1.3 A continuation of executive leadership and influence by the Principals of AsmaraHR over AsmaraHR's direction, vision, and growth.

         Strategic Alliance Agreeement

         1.4 AsmaraHR and CPG enter into an exclusive discovery period for the purpose of CPG identifying TPA services currently provided by AsmaraHR to their client base, CPG developing further services for the AsmaraHR client base as needed, and providing AsmaraHR a price structure for the identified services. This period should begin February 7, 2005 and end by close of business February 9, 2005.

         1.5 CPG will provide assistance in evaluating and determining the best model for providing HRO services in the acute care industry for AsmaraHR products and services, employee benefit insurance products and TPA services, and the development of other products and services that would be complimentary to the current joint product offering.




                                   ARTICLE II
                MEDICAL OFFICE SALES VERTICAL STRATEGIC ALLIANCE
                ------------------------------------------------

         2.1 Strategic Alliance. As a means of meeting the objectives outlined in Article I above, AsmaraHR and CPG hereby enter into a strategic alliance (the "STRATEGIC ALLIANCE") pursuant to which each shall perform their services and obligations as set forth below.

         2.2 Engagement of CPG. AsmaraHR does hereby engage CPG for a period of 12 months days (or longer if mutually agreed by the parties) (the "TERM"). CPG shall be the exclusive strategic partner during this Term. CPG shall continue to receive the agreed full commission income, as outlined in section 2.3 below, for as long as CPG, or CBA, and AsmaraHR jointly provide services or products to the AsmaraHR client.

         2.3 Fees and Costs. AsmaraHR shall pay CPG $1,500 per month, for providing the strategic planning and consulting services set forth in Section
2.5 below. CPG will also receive 25% of all commission income on products sold by the sales vertical that CPG will be responsible for sales management of.

         2.4 TPA Services. AsmaraHR shall pay all third-party expenses and fees to third-party service providers identified and retained by CPG in connection with providing the services hereunder. CPG shall have authority to obtain the assistance of other third-party professionals to assist it in this engagement. CPG will endeavor to keep the fees and expenses to third parties as low as reasonably possible. CPG will bill AsmaraHR at the end of each calendar month, with payment due in full within 30 days of billing.

         2.5 Exclusive Engagement. During the Term of this Agreement (including any extensions thereof) CPG shall be the exclusive provider of consulting and strategic planning services to AsmaraHR. A Principal of CPG, Mr. Tim Vliet, shall have full and exclusive authority over the management of the Strategic Alliance, including but not limited to, overseeing the preparation of the business plan and related documents, engaging other third-party professionals. AsmaraHR will not employ any other competing professional relating to the Objectives without the prior consent of Mr. Vliet, and will refrain from discussing  its  business  plan  and the  services  being  provided  under  this
Agreement with any other third-party professional(s) without his direct involvement.

         Strategic Alliance Agreeement

         2.6 Performance by CPG. CPG will use its best efforts to assist AsmaraHR in meeting each of the Objectives outlined in Article I above. In particular, CPG will conduct the following activities:

                  (a) Assist AsmaraHR in developing and expanding its business plan to include HRO and employee benefit insurance products and services for the private physician office practice as jointly identified, and to assist AsmaraHR in meeting the Objectives as outlined above.

                  (b) Perform, on its own and with assistance from AsmaraHR as needed, the discovery identified in the Objectives outlined above

                  (c) CPG/CBA will also provide proprietary insurance product descriptions and projections, together with a migration plan. It is contemplated that this will be a key driver of AsmaraHR's new business plan.

         2.7 Specific Agreements of AsmaraHR. As a material inducement to CPG, AsmaraHR agrees as follows:

                  (a) AsmaraHR shall negotiate in all good faith with CPG to formulate and implement the business plan arising from this Strategic Alliance, provided it furthers the Objectives outlined herein.

                  (b) Regardless of the structure of the new business plan or the success in achieving its goals, CPG and its affiliates shall be the exclusive provider of all third party financial products and TPA services to AsmaraHR's client base. Such exclusive arrangement shall remain in place for not less than five years from the date of this Agreement. CPG shall have the right of first refusal on any third-party offers obtained in good faith by AsmaraHR for the provisions of financial services and/or TPA services to its client base.

         2.8 Insurance Products. For a period of three years from the date of this Agreement, Carolina Benefit Associates, LLC ("CBA") and its affiliates shall be the exclusive broker and agent for insurance and insurance related products and services promoted or offered by AsmaraHR and its affiliates to AsmaraHR's customers. During this period, AsmaraHR shall work jointly with CBA in the marketing of insurance products and services offered through CBA. In addition, CBA shall have the right to receive and use all customer contact information for the purpose of soliciting, either directly or through AsmaraHR, and underwriting insurance products and services to AsmaraHR's customers (subject in all cases to applicable U.S., state and local laws regarding the solicitation of such products and services). All insurance related forms and information generated through the solicitation, issuance and administration of insurance products and services shall be and remain the sole property of CBA. Upon the expiration of the initial 3-year term, CBA shall have a right of first refusal for providing insurance related services for AsmaraHR's customers. For this purpose, AsmaraHR shall provide CBA with written notice of the terms of any bona-fide third-party offers to provide insurance services. Such right may be exercised at any time by CBA within ten business days of receipt of said notice. This Section shall survive the expiration of the Term or other termination of this Agreement. CBA shall be a third-party beneficiary for purposes of this Section and all other related provisions of this Agreement.

         Strategic Alliance Agreeement

                                   ARTICLE III
                   INSURANCE PRODUCTS- (NON-MEDICAL VERTICAL)
                   ------------------------------------------

         3.1 PREFERRED PROVIDER. CPG/CBA will be the preferred provider for all insurance products to AsmaraHR's clients.

         3.2 RIGHT OF REFUSAL. CPG/CBA will have the right of first refusal on all insurance products for AsmaraHR new client base.

         3.3 EXCLUSIONS:
                  -NASPAC - medical insurance
                  -NASPAC/Elder Care- Workers' Compensation Insurance -Individual Supplemental Benefits (i.e. AFLAC, Colonial) to
                   AsmaraHR existing customer base


                                   ARTICLE IV
                              RESELLER'S AGREEMENT
                              --------------------

                             BACKGROUND INFORMATION


         AsmaraHR (referred to as the Company in this Article) is in the business of providing professional employer services. The Company wishes to retain the services of CPG/CBA (referred to as the Reseller in this Article) to identify prospective buyers of Company's services and solicit such prospects to contract to purchase the Company's services. The Company desires to retain the services of Reseller and Reseller desires to render such services on the terms and conditions set forth below. Accordingly, the parties agree as follows:

                              OPERATIVE PROVISIONS
         4.1      TERM.

         The effective date of this Agreement is , 2005 (the "Effective Date") and the Agreement will continue until terminated as provided herein. Either party may terminate this Agreement at any time by providing thirty (30) days prior, written notice, unless otherwise provided herein. All Earned Fees shall be paid through the effective date of termination.

         4.2      SCOPE OF WORK.

         During the Term of this Agreement, Reseller shall provide to the Company marketing and sales services for the exclusive purpose of marketing and selling the Company's products and services in accordance with the terms and conditions herein. The Companies products include Darwin and DarwiNet a Human Resource Information Management System, (HRIS) and

Strategic Alliance Agreeement

Integrated Payroll (collectively hereinafter referred to as "Products"). . The Company's services include, but are not limited to, human resources advice, payroll processing, work force administrations, as well as one or more of the following: benefits administration, unemployment services, workers' compensation insurance, employee benefits and risk management services (collectively hereinafter referred to as "Services"). The Reseller agrees that it shall begin its operations to help market the Products and Services as of the execution of this Agreement.


         4.3 RESELLER RELATIONSHIPS -Resellers can have three distinct relationships with Company:

         - FINDER'S FEE- Reseller agrees to provide introductions and participate in initial meetings with potential clients for the Company's services. The Company will be responsible for the closing of the sales contracts with clients.

         - JOINT MARKETING- Joint selling where Reseller leads sales cycle with sales support from Company.

         - RESALE- Reseller will be responsible full sales cycle with prospective client including closing of sale. Company will provide marketing materials as needed.

No sale of the Company's services shall be final until accepted by the Company. Reseller agrees to provide a list of potential clients to Company and identify which Reseller relationship they will be participating in with each prospective client. Reseller agrees not to use any marketing materials or provide any other information about the Company without the prior, written consent of the Company. Reseller also agrees to attend specific product and/or services training sponsored by the Company, at Reseller's expenses.

         The Reseller shall not have any authority to bind the Company to provide the Services. The Company will provide the Services only as provided in writing by the Company, and only within states where the Company is duly licensed to operate. The Company has the right to: (a) decline any prospective client brought to the Company for any reason whatsoever; and (b) terminate any client brought to the Company by the Reseller for any reason.

         4.4 COMMISSIONS. The Company shall pay a Finder's Fee and or commission for the services to be rendered by Reseller under this Agreement in accordance with section 2.1 and the schedule attached hereto as Exhibit "A".

         4.5 MARKETING TERRITORY. The Reseller shall have the non-exclusive right to market the Company's Services anywhere that the Company is registered to do business and has obtained all necessary licenses to operate. A list of the states where the Company is licensed or otherwise qualified to do business shall be delivered by the Company to the Reseller upon request by the Reseller.

         4.6 LIMITATION ON REPRESENTING OTHER PROVIDERS. The Reseller agrees that it and its affiliates and subsidiaries will market the Products and Services only on behalf of the

Strategic Alliance Agreeement

Company during the Term of this Agreement. Reseller also agrees to refrain from selling Products or Services on behalf of any other person or entity other than the Company during the Term of the Agreement; however, Reseller may continue to represent any such organizations with which it had an agreement prior to the Effective Date of this Agreement. Additionally, the Reseller or its principal owners, shall not own, directly or indirectly, an equity interest in any Professional Employer Organization ("PEO") or Human Resource Organization (HRO), (PEO and HRO mean a Company that uses co-employment to provide Services as defined in paragraph one) without the prior written consent of the Company; however, the Reseller, and/or its principal owners shall be permitted to own the shares of such companies whose stock is publicly traded provided that the Reseller, nor its principals sell or promote products or services offered by such companies.

         4.7 EXPENSES. The Reseller shall be responsible for all ordinary and necessary out-of-pocket expenses incurred by the Reseller in the performance of its obligations hereunder.

         4.8 SUBAGENTS. The Reseller shall have no authority to appoint subagents, except upon specific written authority of the Company.

         4.9  RESTRICTIVE COVENANTS.

         4.9.1 NON-SOLICITATION; NON-INTERFERENCE. Reseller shall not, during the Term of this Agreement, whether Initial or Successor, and the two (2) year period following termination of this Agreement, for whatever reason, solicit directly or indirectly any Customer or Prospect of the Company to purchase any services provided by the Company. For purposes of this Agreement, the term "Customer" means any person or entity that has a Client Service Agreement or other Agreement for services from the Company in effect during the term of this Agreement, and the term "Prospect" means any person or entity with whom the Company has made a written proposal within the one (1) year period immediately preceding the date upon which this Agreement is terminated. Additionally, Reseller shall not, directly or indirectly, during the two (2) year post-termination period, employ or attempt to employ any employee of the Company, or otherwise encourage or attempt to encourage any employee of the Company to leave the Company's employ. It is expressly understood that Reseller may solicit the Company's customers for the purpose of selling services or products offered by Reseller that Company does not sell on a stand-alone basis.

         4.9.2 CONFIDENTIALITY; DISCLOSURE; PROPRIETARY INFORMATION. Reseller acknowledges that all records and information obtained from the Company, including, but not limited to, lists of customers or proposed customers of the Company, or of, all personal, financial or business information concerning the customers or proposed customers of the Company, as well as the business processes and distribution systems of the Company, are valuable and unique and are proprietary assets of the Company (the "Confidential Information"). During Reseller's retention by the Company and following the termination thereof, Reseller shall not at any time disclose any of the Confidential Information, nor utilize the same for any reason not previously authorized in writing by the Company; provided, however, that the Confidential Information may be disclosed to Reseller's directors, officers, employees, agents, attorneys and other

Strategic Alliance Agreeement
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
representatives (collectively, "Representatives") who need to know such information for the purpose of performing services to the Client. Reseller further agrees not to use any Confidential Information for any purpose not related to the services to be performed by Reseller for the Client; nor will Reseller disclose to any person or entity the Client as the entity for which services are performed.

In addition to the Confidential Information provided by you, there may also be certain reports, worksheets, memoranda, and computer files created or generated by Reseller during the course of performing services to the Client (collectively, "Service Documents"). If any such Service Documents contain Confidential Information or Confidential Information can be derived from them, they shall be treated as Confidential Information pursuant to the terms herein. Any Service Documents shall be destroyed or delivered to the Company upon termination or completion of WWS services to the Client unless otherwise designated by the Client.

         4.9.3 COVENANT INDEPENDENT. Each restrictive covenant on the part of the Reseller set forth in this Agreement shall be construed as a covenant independent of any other covenant or provision of this Agreement or any other agreement which Reseller may have, whether fully performed or executory, and the existence of any claim or cause of action by Reseller against the Company, whether predicated upon another covenant or provision of this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of any other covenant.

         4.9.4 COURT PROCEEDINGS. In any action or proceeding by the Company relating to or involving the enforcement of this covenant, Reseller hereby waives any and all right to a trial by jury with respect to the action, proceeding, or other litigation resulting from or involving the enforcement of this covenant. Further, in any action or proceeding by the Company to obtain a temporary restraining order and/or preliminary injunction, Reseller hereby agrees to waive the necessity of the Company posting an injunction bond in order to obtain a temporary restraining order and/or preliminary injunction. Should the Company's action for a temporary restraining order and/or motion for preliminary injunction be granted in whole or in part and should the Company be ultimately unsuccessful in obtaining a permanent injunction to enforce the covenant, Reseller hereby waives any and all rights Reseller may have against the Company for any injuries or damages, including consequential damages, sustained by Reseller and arising directly or indirectly from the issuance of the temporary restraining order and/or preliminary injunction.

         4.9.5 EXTENSION OF COVENANT PERIOD. The period of time during which Reseller is prohibited from engaging in the practices identified in Subsection 8(a) above shall be extended by any length of time during which Reseller is in breach of such covenants.

         4.9.6 SURVIVAL OF COVENANTS. All restrictive covenants contained in this Agreement shall survive the termination of this Agreement, and can be assigned by the Company to an affiliate or successor.

         4.9.7 RESELLER NOT AN EMPLOYEE OF THE COMPANY. Reseller shall, at all times and for all purposes, be deemed an independent contractor with respect to the Company. Reseller shall not


Strategic Alliance Agreeement
be subject to direction or control by the Company except to the extent that such direction or control may be specifically required by applicable law or regulation. Reseller shall not hold himself out to be an employee or agent of the Company or use the name of the Company in his/her business in any way. Reseller shall not have the authority to bind the Company to any agreement with any party.

         4.9.8 INDEMNIFICATION OF THE COMPANY. The Reseller shall, jointly and severally, indemnify and hold the Company harmless, except to the extent that the Company has caused such error or omission, against all civil liability, including reasonable attorney's fees and reasonable costs of investigation and defense incident thereto, arising as a direct result of the Reseller's error or omission in:-(a) the use of any Company forms or following instructions or procedures established by Company with respect to any business submitted by the Reseller to the Company; (b) the preparation, processing, handling or billing of any business placed by the Reseller with the Company; or (c) in connection with the performance of the Reseller's duties under this Agreement; provided, however, that the Company shall promptly notify the Reseller when the Company receives notice of any claim or the commencement of any action relating to such liabilities, and the Reseller shall be entitled to participate in the defense or to assume the entire defense of any such action. If the Reseller assumes the entire defense of any such action, it shall not be liable to the Company for any legal or other expenses subsequently incurred by the Company in connection with such action absent the Reseller's written approval of such expense.

         4.10 MISCELLANEOUS PROVISIONS.

         4.10.1 NOTICES: All notices and other communications hereunder shall be in writing and shall be given to the person either personally or by sending a copy thereof by first class or express mail, postage prepaid, or by courier or overnight delivery service, charges prepaid, or by telecopier, to such party's address (or to such party's telecopier number) set forth in the preamble hereto. If the notice is sent by mail or courier or overnight delivery service, it shall be deemed to have been given to the person entitled thereto when deposited in the United States mail or courier or overnight delivery service for delivery to that person or, in the case of telecopier when dispatched, and addressed as indicated herein above. Notice of any change in any such address shall also be given in the manner set forth above. Whenever the furnishing of notice is required, the same may be waived by the party entitled to receive such notice.

         4.10.2 ASSIGNABILITY. Neither this Agreement nor any right or interest hereunder shall be assignable by either party without the prior, written approval of the other party to the Agreement. Any such assignment shall inure to the benefit of and be binding upon the beneficiaries and legal representatives of the assignee.

         4.10.3 ENTIRE AGREEMENT: This Agreement, and any other document referenced herein, constitute the entire understanding of the parties hereto with respect to the subject matter hereof, and no amendment, modification or alteration of the terms hereof shall be binding unless the same be in writing, dated subsequent to the date hereof and duly approved and executed by each of the parties hereto.


Strategic Alliance Agreeement
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
         4.10.4 ENFORCEABILITY: If any term or condition or this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law.

         4.10.5 APPLICATION OF LAW AND VENUE: This Agreement, and the application or interpretation thereof, shall be governed exclusively by its terms and by the laws of the State of North Carolina. The sole and exclusive venue to file any action to enforce this Agreement, or any part thereof, shall be Mecklenburg County, North Carolina.

         4.10.6 COUNTERPARTS: This Agreement may be executed by any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         4.10.7 BINDING EFFECT: Each of the provisions and agreements herein contained shall be binding upon and inure to the benefit of the personal representatives, devisees, heirs, successors, transferees and assigns of the respective parties hereto.

         4.10.8 LEGAL FEES AND COSTS: If a legal action is initiated by any party to this Agreement against another, arising out of or relating to the alleged performance or non-performance of any right or obligation established hereunder, or any dispute concerning the same, any and all fees, costs and expenses reasonably incurred by each successful party or his/her or its legal counsel in investigating, preparing for, prosecuting, defending against, or providing evidence, producing documents or taking any other action in respect of, such action shall be the joint and several obligation of and shall be paid or reimbursed by the unsuccessful party or parties.


























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
                                    ARTICLE V
                                    ---------
                            CONFIDENTIAL INFORMATION
                            ------------------------

         The Parties acknowledge and agree that in the course of the performance of the services under this Agreement, that each may be given access to, or come into possession of, confidential information of the other Party, which information may contain trade secrets, proprietary data, or other confidential material of that Party. With respect to such information, the Parties hereby agree as follows:

         5.0 CONFIDENTIAL INFORMATION. "Confidential and Proprietary Information" shall mean any and all written or oral information of a party that shall be subject to patent, copyright, trademark, trade name or service mark protection, or described or treated as confidential or proprietary by either Party, or not otherwise in the public domain and related to the business and operations of a party, including, without limitation, this Agreement and the exhibits hereto, information relating to earnings, volume of business, methods, systems, database practices or plans of a Party, customer names and contacts and targeted customer names, proprietary products and services of either Party, any information in which either Party has informed the other Party in writing that such information is to be considered as Confidential and Proprietary Information and all similar information of any kind or nature whatsoever which is known only to persons having a fiduciary or confidential relationship with a party. Confidential and Proprietary Information shall include any copies, samples, models or prototypes, or parts thereof.

         5.1 PURPOSES. The disclosing Party agrees to make known to the receiving Party, and the receiving Party agrees to receive Confidential and Proprietary Information from the disclosing Party for the sole purpose of developing AsmaraHR's business plan and other services under this Agreement. AsmaraHR acknowledges that all business development plans, methods and materials provided by and CPG principal are considered Confidential and Proprietary Information of CPG for purposes of this Agreement.

         5.2 NOTICE TO EMPLOYEES. The receiving Party further warrants that all employees with access to the disclosing Party's Confidential and Proprietary Information shall be given notice of the obligations under this Agreement.

         5.3 USE OF CONFIDENTIAL INFORMATION. All Confidential and Proprietary Information is proprietary to the disclosing party, and is to be used only for purposes described above and no other purpose whatsoever.

         5.4 SPECIFIC PROVISIONS. All Confidential and Proprietary Information delivered pursuant in this Agreement:

                  (a) Shall, if in any written or physical form, be marked "Confidential", "Proprietary", or otherwise similarly legended by the disclosing Party prior to being turned over to the receiving Party and/or shall, if displayed on any computing system for the purposes permitted by this Agreement, where the Confidential Information can be discerned from such display, wherever practicable, contain a notice that the displayed

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
         information is Confidential Information, the property of the disclosing Party, and subject to limitations on its use;

                  (b) Shall not be copied, distributed, disclosed or disseminated in any way or form by the receiving Party without the prior written consent of the disclosing Party; except, that the receiving Party is granted permission to copy information when necessary for the purposes of this Agreement.

         Such limited permission to copy data does not diminish the receiving Party's obligation to comply with any and all other portions of this Agreement. At conclusion of the use of information previously described, or termination of this Agreement by means defined elsewhere in this document, the receiving Party shall assure that all copies of all Confidential and Proprietary Information, whether or not incorporated in other programs, data compilations, or otherwise intermingled with other data not subject to this Agreement, shall be removed from all computer systems and storage media and shall return the original Confidential and Proprietary Information and media to the disclosing Party;

                  (c) Shall be maintained in strict confidence, and may only be disclosed to those employees of the receiving Party, who have a need to know the same in order to use the same for the purposes described above; and

                  (d) Shall not be used by the receiving Party for any purposes, except as expressly stated herein, without the express prior written permission of the disclosing Party.

5.4 EXCEPTIONS. The obligations of this Article shall not apply, however, to any information which:

                  (a) Is already in the public domain at the time of disclosure or later becomes available to the public through no breach of this Agreement by the receiving Party;

                  (b) Was, as between the Parties, lawfully in the receiving Party's possession prior to receipt from the disclosing Party without obligation of Confidentiality;

                  (c) Is received by the receiving Party independently from a third party free lawfully to disclose such information to the receiving Party; or

                  (d) Is subsequently independently developed by the receiving Party, as evidenced by its business records.

5.5 TERMINATION. Unless mutually agreed otherwise in writing, the receiving Party's obligations hereunder with respect to each item of Confidential and Proprietary Information shall terminate three (3) years from the date of termination of this Agreement.

5.5 ALTERATION. Materials used in any engagement undertaken pursuant to this Agreement shall not be altered or changed without the consent of both Parties.


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
5.6 DAMAGES/INJUNCTION. The Parties recognize that, because of the nature of the subject matter of this Agreement, it would be impractical and extremely difficult to determine actual damages in the event of a breach of this Article. Accordingly, if the receiving Party commits a breach, or threatens to commit a breach, of any of the provisions hereof, the disclosing Party shall have, in addition to any other rights of action it may have, including the right to receive monetary damages, the right to seek and receive a temporary restraining order, injunction or other equitable remedy, including, without limitation, the right to have the provisions of this Article specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury and that money damages will not provide an adequate remedy.

                                       6
                                 NO PARTNERSHIP
                                 --------------

         Nothing herein contained shall be construed to imply a joint venture, partnership or principal agent relationship between CPG or AsmaraHR, and neither Party shall have the right, power, or authority to obligate or bind the other in any manner whatsoever, except as otherwise agreed to in writing. The Parties do not contemplate an ongoing sharing of profits relating to the services provided hereunder so as to create a separate taxable entity under section 761 of the Internal Revenue Code of 1986, as amended, nor co-ownership of a business or property so as to create a separate partnership under the law of any jurisdiction, including, without limitation, North Carolina. Accordingly, for tax, property, and liability purposes, CPG will perform the services and obligations it renders and AsmaraHR will perform the services and obligations it renders, each on a professional basis and on their own account and for their own benefit. Revenues and expenses relating to the services and any additional services shall be reported separately by the Parties for tax purposes. During the performance of any of the services, CPG's employees will not be considered employees of AsmaraHR and vice versa, within the meaning or the applications of any foreign, federal, state, or local laws or regulations including, but not limited to, laws or regulations covering unemployment insurance, old age benefits, workers' compensation, industrial accident, labor, or taxes of any kind. CPG's personnel who are to perform the services rendered by CPG or additional services to be provided by CPG hereunder shall be under the employment, and ultimate control, management, and supervision of CPG. AsmaraHR's personnel who are to perform the services rendered by AsmaraHR or additional services to be provided by AsmaraHR hereunder shall be under the employment and ultimate control, management, and supervision, of AsmaraHR, except with regards to the sales management process as outlined in Objectives above. It is understood and agreed that AsmaraHR's employees shall not be considered CPG's employees within the meaning or application of CPG's employee fringe benefit programs for the purpose of vacations, holidays, pension, group life insurance, accidental death, medical, hospitalization, and surgical benefits, and vice versa.

                                       7
                      TRADEMARK, TRADE NAME AND COPYRIGHTS
                      ------------------------------------

         Except as expressly provided herein, this Agreement does not give either Party any ownership rights or interests in the other Party's trade name, trademarks, or copyrights. CPG's proprietary information and associated products, copyrights, trademarks, trade names, and logos developed by CPG shall remain the property of CPG and reference to CPG's rights shall be made in all


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
uses of such materials in at least 12 point type. AsmaraHR's proprietary information and associated products, copyrights, trademarks, trade names, and logos developed by AsmaraHR shall remain the property of AsmaraHR and reference to AsmaraHR's rights shall be made in all uses of such materials in at least 12 point type.

                                       8
                                 INDEMNIFICATION
                                 ---------------

         Each of CPG and AsmaraHR, at its own expense, shall indemnify, defend, and hold the other, its partners, members, shareholders, directors, officers, employees, and agents harmless from and against any and all third-party suits, actions, investigations, and proceedings, and related costs and expenses (including reasonable attorneys' fees) resulting solely and directly from the indemnifying Party's negligence or willful misconduct. Neither CPG nor AsmaraHR shall be required hereunder to defend, indemnify, or hold harmless the other and/or its partners, shareholders, members, directors, officers, employees and agents, or any of them, from any liability resulting from the negligence or wrongful acts of the Party seeking indemnification or of any third party. Each of CPG and AsmaraHR agrees to give the other prompt written notice of any claim or other matter as to which it believes this indemnification provisions is applicable. The indemnifying Party shall have the right to defend against any such claim with counsel of its own choosing and to settle and/or compromise such claim as it deems appropriate; provided, however, the indemnified party shall not be required to admit liability in a settlement without its consent. Each Party further agrees to cooperate with the other in the defense of any such claim or other matter.




                                       9
                          NON-SOLICITATION OF PERSONNEL
                          -----------------------------

         AsmaraHR and CPG agree not to engage in any attempt whatsoever to hire, or to engage as independent contractors, the other's employees or independent contractors during the term of this Agreement and for a period of two (2) years following expiration or termination of this Agreement except as may be (i) otherwise provided herein or (ii) mutually agreed in writing.

                                       10
                              INTELLECTUAL PROPERTY
                              ---------------------

         Work performed on engagements pursuant to this Agreement by either CPG and/or AsmaraHR and information, materials, products, and deliverables developed in connection with engagements pursuant to this Agreement, shall be the property of the respective Parties performing the work or creating the information and/or the contracting client. All underlying methodology utilized by AsmaraHR and CPG respectively which was created and/or developed by either before the date of this Agreement and utilized in the course of performing engagements pursuant to this Agreement shall not become the property of the other.


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
                                       11
                               GENERAL PROVISIONS
                               ------------------

11.1 Entire Agreement. This Agreement together with all documents incorporated by reference herein, constitutes the entire and sole agreement between the Parties with respect to the subject matter hereof and supersedes any prior agreements, negotiations, understandings, or other matters, whether oral or written, with respect to the subject matter hereof. This Agreement cannot be modified, changed, or amended, except for a writing signed by a duly authorized representative of each of the Parties.

11.2 Conflict. In the event of any conflict, ambiguity, or inconsistency between this Agreement and any other document which may be annexed hereto, the terms of this Agreement shall govern.

11.3 Assignment and Delegation. Except as otherwise provided herein, neither Party shall assign or delegate this Agreement or any rights, duties, or obligations hereunder to any other person and/or entity without prior express written approval of the other Party.

11.4 Notices. Any notice required or permitted to be given under this Agreement shall be in writing, by hand delivery, commercial overnight courier, or registered or certified U.S. Mail, to the address stated below for AsmaraHR or to the address stated below for CPG, and shall be deemed duly given upon receipt or if by registered or certified mail three (3) business days following deposit in the U.S. Mail. The Parties hereto may from time to time designate in writing other addresses expressly for the purpose of receipt of notice hereunder.



         If to CPG:                 212 S Tryon Street
                                    Suite 1260
                                    Charlotte, NC 28281
                                    Attention:  Mr. Tim Vliet

         If to AsmaraHR:            -------------------------

                                    -------------------------
                                    Charlotte, NC _____________
                                    Attention:  Mr. Gary Musselman

11.5 Severability. If any provision of this Agreement is declared invalid or unenforceable, such provision shall be deemed modified to the extent necessary and possible to render it valid and enforceable. In any event, the unenforceability or invalidity of any provisions shall not affect any other provision of this Agreement, and this Agreement shall continue in full force and effect, and be construed and enforced, as if such provision had not been included, or had been modified as above provided, as the case may be.

11.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina without giving effect to its choice of law principles. Both Parties hereby submit to any court of competent jurisdiction sitting in Mecklenburg County, North Carolina and hereby waive any objection to jurisdiction or venue.


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
11.7 Paragraph Headings. The paragraph headings set forth in this Agreement are for the convenience of the Parties, and in no way define, limit, or describe the scope or intent of this Agreement and are to be given no legal effect.

11.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                            [Signature Page Follows]
















































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
         IN WITNESS WHEREOF, the parties, by their duly authorized representatives, have caused this Agreement to be executed as of the date first written above.


CRITICAL POINT, LLC,                                 AsmaraHR
a North Carolina limited liability company


By:/s/TIM VLIET                                      By:/s/GARY MUSSELMAN
   -----------------                                    -----------------
Name: Tim Vliet                                      Name: Gary Musselman

Title:   Member                                      Title: President and CEO













































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



                                    EXHIBIT A
                           Fees need to be negotiated

FINDER'S FEE
------------

        >>

RESALE- JOINT MARKETING (ASMARAHR SALES SUPPORT)
------------------------------------------------

        >>

RESALE- NO ASMARAHR INVOLVEMENT
-------------------------------






RESELLER AGREES:

        >> Reseller agrees to notify Company in writing as to which relationship, (finder fee/joint marketing/ resale) they will be acting with each targeted client.
        >> Reseller will develop a list of client and potential contacts and identify which relationship they will be participating,

























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